resTORbio and Adicet Bio July 28, 2020 Exhibit 99.1

Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the expected structure, timing and completion of the proposed merger transaction, future product development plans and projected timelines for the initiation and completion of preclinical and clinical trials; the potential for the results of ongoing preclinical or clinical trials and the efficacy of either party’s drug candidates; the potential market opportunities and value of drug candidates; future product development and regulatory strategies, including with respect to specific indications; the combined company’s future financial performance, results of operations or sufficiency of capital resources to fund operating requirements; future NASDAQ listing; expectations regarding the combined company’s focus, operations, resources and development plan; expectations regarding synergies resulting from the proposed merger transaction; the executive and board structure of the combined company; expectations of the potential impact of the COVID-19 pandemic on resTORbio, Inc.’s (“resTORbio”), Adicet Bio, Inc.’s (“Adicet”) and the combined company’s strategy and future operations, including ability to access capital or obtain additional financing, and ability to conduct, and the timing of, clinical trials; and the potential payment of proceeds pursuant to the CVR Agreement by and between resTORbio, the Holders' Representative (as defined therein) and the Rights Agent (as defined therein) (as defined in the Agreement and Plan of Merger, dated April 28, 2020, by and among resTORbio, Adicet and Project Oasis Merger Sub, Inc.). The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on resTORbio’s current beliefs, expectations and assumptions regarding the future of resTORbio’s and Adicet’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. There can be no assurance that the parties will be able to complete the proposed merger transaction on the anticipated terms, or at all. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: (i) risks associated with resTORbio’s ability to obtain the stockholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; (iv) the length of time necessary to consummate the proposed merger transaction may be longer than anticipated; (v) resTORbio’s continued listing on the NASDAQ Global Market until closing of the proposed merger transaction; (vi) the combined company’s listing on the NASDAQ Global Market after closing of the proposed merger transaction; (vii) the adequacy of the combined company’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; (viii) the nature, strategy and focus of the combined company; (ix) the difficulty in predicting the time and cost of development of resTORbio’s and Adicet’s product candidates; (x) the executive management and board structure of the combined company; (xi) the risk that any potential payment of proceeds pursuant to the CVR Agreement may not be distributed at all or result in any value to resTORbio’s stockholders; (xii) Adicet’s plans to develop and commercialize its product candidates, including ADI-001; (xiii) the timing of initiation of Adicet’s planned clinical trials; (xiv) the timing of the availability of data from Adicet’s clinical trials; (xv) the timing of any planned investigational new drug application or new drug application; (xvi) Adicet’s plans to research, develop and commercialize its current and future product candidates; (xvii) Adicet’s ability to enter into new collaborations, and to fulfill its obligations under any such collaboration agreements; (xviii) the clinical utility, potential benefits and market acceptance of Adicet’s product candidates; (xix) Adicet’s commercialization, marketing and manufacturing capabilities and strategy; (xx) Adicet’s ability to identify additional products or product candidates with significant commercial potential; (xxi) developments and projections relating to Adicet’s competitors and its industry; (xxii) the impact of government laws and regulations; (xxiii) Adicet’s ability to protect its intellectual property position; (xxiv) Adicet’s estimates regarding future revenue, expenses, capital requirements and need for additional financing following the proposed merger transaction; and (xxv) those risks detailed in resTORbio’s preliminary proxy statement/prospectus/information statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 23, 2020 (and when available, resTORbio’s definitive proxy statement/prospectus/information statement), as well as discussions of potential risks, uncertainties, and other important factors in resTORbio’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. None of resTORbio, Adicet, nor their affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. Industry and Market Information Information regarding market share, market position and industry data pertaining to Adicet’s, resTORbio’s and the combined company’s business contained in this presentation consists of estimates based on data and reports compiled by industry professional organizations and analysts and Adicet’s and resTORbio’s knowledge of their industry. Although Adicet and resTORbio believe the industry and market data to be reliable, this information could prove to be inaccurate. You should carefully consider the inherent risks and uncertainties associated with the market and other industry data contained in this presentation. Forward-looking information obtained from third-party sources is subject to the same qualifications and the additional uncertainties as the other forward-looking statements in this presentation.

Regulation M-A Legend Important Additional Information About the Proposed Merger and Where to Find It This communication relates to the proposed merger transaction involving resTORbio, Inc. (“resTORbio”) and Adicet Bio, Inc. (“Adicet”) and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, resTORbio has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Form S-4”) that contains a preliminary proxy statement/prospectus/information statement. The Form S-4 has not yet become effective. After the Form S-4 is declared effective, a definitive proxy statement/prospectus/information statement will be mailed to the stockholders of resTORbio and Adicet. This communication is not a substitute for the Form S-4, the definitive proxy statement/prospectus/information statement or for any other document that resTORbio may file with the SEC and or send to resTORbio’s stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF RESTORBIO ARE URGED TO READ THE FORM S-4, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RESTORBIO, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4, the definitive proxy statement/prospectus/information statement and other documents filed by resTORbio with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by resTORbio with the SEC will also be available free of charge on resTORbio’s website at www.restorbio.com, or by contacting resTORbio’s Investor Relations at 212-362-1200. Participants in the Solicitation resTORbio, Adicet and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from resTORbio’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of resTORbio is set forth in the preliminary proxy statement/prospectus/information statement, which was filed with the SEC on June 23, 2020, and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the definitive proxy statement/prospectus/information statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Presence of γδ T cells in tumors was observed to strongly correlate with improved overall prognosis, improved survival and progression free survival Express T-cell and NK cell receptors, facilitating adaptive and innate anti-tumor immune responses with more limited ability for tumor escape Inherent propensity to home to tissues and malignancies Allogeneic and off-the-shelf with potential to re-dose patients and no expected GvHD Potential for outpatient administration cGMP-compliant manufacturing from healthy donors Proprietary T Cell Receptor-Like (TCR-L) monoclonal antibodies platform targeting intracellular targets presented on MHC complexes Adicet Engineered Gamma-Delta (γδ) CAR-T Platform CAR: Chimeric Antigen Receptors; NK: Natural Killer; GvHD: Graft Versus Host Disease; MHC: Major Histocompatibility Complex; NKG2D: NK Group 2D; NCR=Natural Cytotoxicity Receptors; DNAM-1: DNAX accessory molecule-1

Adicet Bio/resTORbio Merger Close expected 2H 2020 $141 million pro forma cash, cash equivalent and marketable securities March 31, 2020 Post-merger entity expected to be well capitalized into 2022 Established partnership with Regeneron Multiple near-term milestones New company expected to be listed on NASDAQ (ticker: ACET) On a pro forma basis, current Adicet and resTORbio equityholders are expected to own approximately 75% and 25% of the combined company, respectively

Adicet Bio Post Merger Leadership Team Chen Schor President and CEO Stewart Abbot, PhD Chief Scientific and Operating Officer Carrie Krehlik Chief Human Resource Officer Lloyd Klickstein, MD, PhD Chief Innovation Officer Francesco Galimi, MD, PhD Chief Medical Officer

Improving Cancer Immunotherapy Presence of γδ T Cells Observed to Strongly Correlate with Positive Clinical Outcomes Meraviglia et al. 2017 Improved Disease Free Progression Colorectal Cancer γδ T cell hi γδ T cell lo γδ T cell lo / IFNγ lo Pan-Cancer: Improved Overall Prognosis Gentles et al. 2015 Godder et al. 2007 Post-HSCT Improved Survival γδ T cell hi γδ T cell lo Overall Survival HSCT: Hematopoietic Stem Cell Transplantation

NH: Non-Hodgkin’s ; HCC: hepatocellular carcinoma   Building a Broad Pipeline of First in Class γδ CAR T Cell Therapy Program Target Indication Discovery Preclinical IND Phase 1 Phase 2 ADI-001 CD20 NH Lymphoma ADI-002 GPC3 HCC ADI-00x Undisclosed Solid Tumors ADI-00x Multiple Solid and Heme

Multiple Expected Near-Term Milestones File IND for ADI-001 CD20 gamma-delta CAR-T Phase 1 clinical study in non-Hodgkin’s lymphoma ADI-001 expansion in DLBCL and/or MCL Phase 1 in HCC and other solid tumors Expand pipeline in oncology and other diseases File IND for ADI-002 GPC3 gamma-delta CAR-T DLBCL: Diffuse Large B Cell Lymphoma; MCL: Mantle Cell Lymphoma

ADI-001: Allogeneic CD20-CAR-γδ T Cell

Key Anticipated Advantages of Adicet’s Allogeneic γδ1 T Cell Platform Confidential use only Innate and adaptive immunity imparted by TCR and NK receptors May mitigate tumor relapse MHC-independent tumor targeting Off-the-shelf product, potential to re-dose No / low potential to cause GvHD Potent IFNγ production Potential for integrin-mediated trafficking to solid tumors Scalable manufacturing from healthy donors Not compromised by patient’s immune system dysfunction MICA / B B7-H6, etc. MHC- unrestricted antigens CD20 Nectin-2, etc. Galectin-3, NKp44L, etc.

Adicet CAR γδ T Cell Platform Anticipated Advantages: Engineered to address activity, tumor homing, safety, and COGs limitations Allogeneic CAR αβ T Cells Allogeneic CAR NK Cells Allogeneic CAR γδ T Cells Activity Innate anti-tumor response Adaptive anti-tumor response Active tumor homing Predominantly activating receptor expression (Limited number) (Balance with inactivating) Preclinical persistence by repeat tumor challenge Prognostic value of tumor infiltration Safety Low GvHD risk (Requires αβ TCR deletion) Low risk of cytokine release syndrome ≥ grade 3 risk COGS No gene editing required (May affect efficacy) Scalable manufacturing Limited without exhaustion

Large-Scale Manufacture of γδ T Cells Proprietary AM3579 activating antibody to expand γδ1 T cells, Proprietary Vectors, Proprietary Scalable Process

Anticipated Consistent Proprietary Large-Scale Expansion Fully cGMP-compliant manufacturing process Available on demand for single or repeated dosing Consistent clinical-scale manufacture >6,000 fold expansion of Vδ1 T cells at clinical scale Highly cost efficient: Up to 1,000 doses / batch Data above are from full-scale clinical productions conducted by Adicet and cGMP-compliant contract manufacturing organization

CD20 CAR γδ T Cells Effectively Control Aggressive Lymphoma Tumors in Mice† Untreated animals succumb to highly aggressive tumors within 3 weeks 2nd generation (employing two co-stimulation domains) CD20 CAR γδ T cells effectively control multiple disseminated (iv) and localized (sc) tumors γδ T cell treatment initiated* when tumor volume ≥ 200mm3 Intravenous Raji Tumor Growth * Subcutaneous Raji Tumor Growth * -5 0 5 10 15 20 25 30 35 0 1×10 10 2×10 10 3×10 10 4×10 10 5×10 10 6×10 10 7×10 10 M e a n T o t a l F l u x ( p / s ) + / - S E M Intravenous Granta Tumor Growth * Subcutaneous Mino Tumor Growth * †internal Adicet study

CD20 γδ CAR-T Cells Effectively Control Repeat Lymphoma Challenges and Demonstrate Functional Persistence for 100 Days Repeat tumor challenge is one of the most stringent tests of anti-tumor activity CD20 CAR γδ T cell treatment initiated* when tumor volume ≥ 200mm3 Excellent tumor control in all animals at day 55 Secondary tumor challenge at day 60 CD20 CAR γδ T demonstrate functional persistence and control tumor growth to 100 days * †internal Adicet study † In Vivo Subcutaneous Raji Tumor Killing † 1˚ Tumor Challenge 2˚ Tumor Challenge Mean Tumor Volume (mm3)+/- SEM

CD20 CAR γδ T Cells Proliferate in Response to Activation in Tumors Substantial and specific target-mediated proliferation of CD20 CAR γδ T cells in localized lymphoma tumors at 6 days post treatment † Blood Spleen Liver Bone marrow Tumor Cell Number T cell Proliferation Day 2 Post-treatment CAR-T γδ Day 6 Post-treatment CAR-T γδ Blood Spleen Liver Tumor Bone marrow T cell Proliferation T cell Proliferation Day 6 Post-treatment CAR-T αβ †internal Adicet study 103 104 105 106 103 104 105 106 103 104 105 106

Intravenous Raji Tumor in SRG-15 Mice† Absence of GvHD with CD20 CAR γδ T Cells No GvHD observed in mice treated with γδ T cells γδ T cells not expected to induce GvHD in clinical study No gene editing required to overcome GvHD with γδ T cells αβ CAR-T cell group succumbed to GvHD αβ CART cells CAR γδ T cells Tumor alone Days Post Treatment Percentage Surviving †internal Adicet study; SRG-15 mice express human IL-15 transgene

ADI-001 (Off-the-shelf CD20 CAR γδ T cells) Opportunity Significant unmet medical need following CAR-T approvals Gr3+ CRS: 13-49%; Gr3+ neurotoxicity: 18-31% Limited number of specialized centers can treat patients; Suboptimal patient access Significant percentage of patients in pivotal trials didn’t receive cells (primarily due to mfg. challenges or wait time) 40% of patients treated with approved autologous CD19 CAR T therapy show durable responses ADI-001 Target product profile Effective (ORR, PFS/OS) in CD20 expressing NHL Facilitating adaptive and innate anti-tumor immune responses with more limited ability for tumor escape Potential alternative to autologous therapies and/or line of therapy before/after CD19 cell therapy relapse Significantly lower cytokine release syndrome; No GvHD Potential for outpatient administration Sources: Kymriah and Yescara package inserts; Neelapu et al. N Eng J Med 2017

Follow-up First in Human Study for ADI-001 (CD20 CAR γδ T cells) 20 Day -5 Day 0 Day 28 Month 12 Lymphodepletion Regimen: Flu/Cy Fludarabine: 30 mg/m2/d x 3 days, Cyclophosphamide 500 mg/m2/d x 3 days Phase 1 study design NHL patients relapsing from 2 or more prior lines of treatment 3 cohorts expected for dose escalation/safety Up to 50 patients at the selected dose Optional ADI-001 retreatment Potential DLBCL dose expansion / Pivotal study Potential MCL dose expansion / Pivotal study Long-term follow-up study Lympho- depletion Treatment Enrollment ADI-001 Infusion Response & Safety Assessment End of Study Response & Safety Assessment Months 3, 6, 9, 12 (*) (*) Dose escalation study

ADI-002: Allogeneic GPC3-CAR-γδ T Cell for Solid Tumors

Anticipated Advantages of Adicet’s γδ CAR-T Cell Therapy in Solid Tumors Solid Tumor Challenges Adicet γδ CAR-T Cell Anticipated Advantage Avoiding autologous cell exhaustion / dysfunction Healthy CMV-negative donor derived product preserves Vδ1 proliferative capacity Potential for >30 population doublings ex vivo / in vivo Specific tumor-induced activation & proliferation Activation-induced PD-1 expression is reversible without exhaustion CAR-designs minimize tonic signaling Cells Infiltration into Tumor Chemokine receptor and adhesion molecule mediated infiltration Immunosuppressive Tumor Microenvironment Further engineering can improve responses to tumor microenvironment factors γδ T cells can survive and function in hypoxic / low nutrient conditions Loss of HLA or Target Antigen(s) Expression HLA-independent γδ T cell innate receptor-mediated tumor recognition Paucity of tractable targets Ability to target intracellular antigens CMV: Cytomegalovirus; HLA: Human Leukocyte Antigen

ADI-002: GPC3 is highly expressed on a broad range of solid tumors, with limited expression levels on normal tissues Baumhoer et al., Am J Clin Pathol 2008;129:899-906 Ho et al., PLoS ONE 2012; 7: e37159 IHC Detection of GPC3 in human HCC vs normal liver Adicet Bio Confidential Tumor Non-tumor

Secretion of IL-15 Enhances Potency of ADI-002 Cells in Solid Tumors GPC3-CAR / sIL-15 γδ T cells control subcutaneous hepatocellular carcinoma growth in NSG mice *p=0.0079 Mann-Whitney test * Tumor Alone GPC3-CAR γδ T cells GPC3-CAR/sIL-15 γδ T cells

Dose Dependent Anti-Tumor Effect of Vδ1 CAR-T Cells with GPC3-Targeting sIL15 CAR γδ1 T Cells in Liver Cancer Model † GPC3-targeting chimeric antigen receptor construct also encodes secretion of IL15 Single dose CAR γδ T cell treatment was initiated* when tumor volumes reached ~200mm3 Excellent CAR γδ T dose-dependent control of tumor growth Tumor alone GPC3 CAR γδT – low dose GPC3 CAR γδT– medium dose GPC3 CAR γδT– high dose Adicet Bio Confidential †internal Adicet study

Anticipated Advantage of ADI-002 in HCC Potential to address low target tumor densities CAR-dependent and CAR-independent tumor targeting Optimizing γδ T cells to overcome tumor microenvironment-mediated immunosuppression Enhancing persistence of CAR-γδ T cells Favorable preclinical results Opportunities in multiple tumor types Adicet Bio Confidential

TCR-L Platform: Intracellular Solid Tumor Targets

TCR-L Platform: CAR-T Using Intracellular Solid Tumor Targets Challenge Lack of disease-specific cell surface targets in solid tumors TCR-L Proposed Solution Ability to target disease-specific intracellular proteins via peptide MHC complexes highly expands the target pool Unlikely to express on normal cells Adicet has generated multiple TCR-Like (TCR-L) antibodies to various intracellular targets in key solid tumor indications Mimic TCR specificity with higher affinity of mAbs scFv for chimeric antigen receptors for cellular therapy Tyr CAR γδ T cells Tumor alone Day Post Treatment WM266.4 Tumor Growth in NSG Mice †internal Adicet study †

Developing off-the-shelf, engineered Gamma-Delta (γδ) CAR-T cell therapy pipeline for oncology and other indications Presence of γδ T cells in tumors was observed to strongly correlate with improved overall prognosis, improved survival and progression free survival Express T-cell and NK cell receptors, facilitating adaptive and innate anti-tumor immune responses with more limited ability for tumor escape Inherent propensity to home to tissues and malignancies Allogeneic and off-the-shelf with potential to re-dose patients and no expected GvHD Potential for outpatient administration Proprietary T Cell Receptor-Like (TCR-L) monoclonal platform targeting intracellular targets presented on MHC complexes $141 million pro forma cash, cash equivalent and marketable securities March 31, 2020 Multiple near-term milestones Adicet Bio: Leaders in Engineered Gamma-Delta CAR-T Cell Therapy CAR: Chimeric Antigen Receptors; NK: Natural Killer; GvHD: Graft Versus Host Disease; MHC: Major Histocompatibility Complex; NKG2D: NK Group 2D; NCR=Natural Cytotoxicity Receptors; DNAM-1: DNAX accessory molecule-1

Backup Slides

CD20 CAR γδ T Cells Potently Kill Multiple Lymphoma Cell Lines in vitro † Potent activity against tumors expressing high and low levels of CD20 Potent activity against tumors expressing HLA-Class 1 or HLA-Class 1 null CD20 CAR potentiates initial innate tumor recognition and killing Will-2 cells were originally derived from a Rituxan -Resistant Patient Raji (~54,000 CD20 /cell) Mino (>90,000 CD20/cell) WILL-2 (<1000 CD20 /cell) CD20 CAR Vδ1 cells Un-engineered Vδ1 cells †internal Adicet study Daudi (>50,000 CD20 /cell, HLA-null)

Adicet: Leader in CAR & TCR Engineered γδ1 T cells Adicet is a leader in the development of CAR-modified healthy donor-derived γδ1 T cell therapies Source: Adapted from Immuno-Oncology Technology 1 (2019) 3–10 Company T-cell type Source Gadeta αβ Blood GammaDelta Therapeutics γδ1 Skin/Blood TC Biopharm γδ1, γδ2 Blood Immatics γδ2 Blood Incysus γδ2 Blood

Intellectual Property Platform γδ T cell Expansion Multiple pending patent applications Compositions and methods of expansion/treatment Expiry 2035 to 2037 γδ T cell Optimized Constructs Multiple pending patent applications Compositions and methods of treatment Expiry 2038 to 2039 Novel Targeting Ligand Platform TCR-like Antibody Platform Multiple issued and Pending Patents Expiry 2021 to 2036 Pipeline Provisional application pending Directed to methods of treatment and adoptive γδ T cell support TCR-like Antibodies Carcinoma Target Multiple pending patent applications Compositions and methods of treatment Expiry 2036 to 2037 Melanoma and Glioblastoma Target Multiple pending patent applications Compositions and methods of treatment Expiry 2036 ADI-001 Hematological Target Multiple pending patent applications Compositions and methods of treatment Expiry 2038 to 2039 ADI-002 Solid Tumor Target Multiple pending patent applications Compositions and methods of treatment Expiry 2038 to 2039

Regeneron Collaboration In conjunction with Regeneron, Adicet discovers and develops γδ T cells engineered with CARs and TCRs Adicet has the right to use certain of Regeneron’s proprietary mice Five-year research collaboration signed July 2016 Adicet has the right to develop and commercialize the first collaboration target (ADI-001) At IND, Regeneron has an option to exercise exclusive rights for ADI-002 and potentially for additional targets to be mutually agreed upon In case Regeneron exercises an option, Adicet will receive an option exercise fee and has the right to co-fund, co-promote and profit-share in such product OR receive royalties

Adicet’s Key Anticipated Differentiation From γδ T cell Competitors Robust and practical proprietary antibody-based manufacturing method for γδ T cells Unique ability to selectively expand multiple γδ T cell subpopulations Large-scale expansion of blood-derived γδ T cells Production of highly potent Vδ1 (tumor cytolysis and cytokine production) Ability to kill tumor cells expressing low level of target antigens (~100 copies per cell) No potentially pro-tumorigenic Th17-type responses in Adicet’s Vδ1 subpopulation In-house chimeric antigen receptor (CAR) target identification and verification process Ability to effectively target tumor-specific intracellular protein-derived peptides using proprietary T cell receptor-like antibodies (TCRLs) Capacity to develop TCRLs as CARs, bispecific antibodies or ADCs

2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 CAR-T Cell Therapy Journey 2015 Adicet Bio Founded ~2017 Yescarta approved by US FDA for r/r DLBCL 2012 U. Penn CART19 assets acquired by Novartis 2017 Kite Pharma acquired for $11.9B 2013 Juno Therapeutics founded 2009 Kite Pharma Founded 2017-19 Adicet Bio preclinical data 2021 Adicet Bio clinical data expected 2018 Allogene IPO 2018 Juno Therapeutics acquired for $9B 2017 Allogene founded Adicet Bio Confidential ~2017 Kymriah approved by US FDA for r/r ALL

About Adicet Bio Founded in 2015 with $44M Series A financing Completed $80M Series B financing in September 2019 Developing off-the-shelf, engineered allogeneic γδ T cell therapy for oncology indications and other diseases cGMP-compliant manufacturing from healthy donors Proprietary intracellular tumor-selective targeting platform: T Cell Receptor-like monoclonal antibodies (TCR-L) for treatment of solid tumors Strategic partnership with Regeneron

RTB101: Potent Target of rapamycin complex 1 (TORC1) inhibitor

RTB101 Expect to continue the development of RTB101 for a COVID-19 related indication, with clinical data expected by Q1 2021. The terms of the merger agreement contemplate that a contingent value right (a “CVR”) will be distributed to resTORbio stockholders as of the effective time of the merger, entitling CVR holders to receive net proceeds from the commercialization, if any, received from a third party commercial partner of the product candidate RTB101.